Investor Presentation February 2015 Exhibit 99.2

Forward Looking Statements and Cautionary Statements
Forward-Looking Statements
The information in this presentation includes “forward-looking statements” that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. All
statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on
Parsley Energy, Inc.’s (“Parsley Energy,” “Parsley,” or the “Company”) current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production, gathering and sale of oil and natural gas. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures and the risk factors discussed in or referenced in the prospectus prepared in connection with this offering.
You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.
Our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.
Industry and Market Data
This presentation has been prepared by Parsley and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Parsley believes these third-party sources are reliable as of their respective dates, Parsley has not independently verified the accuracy or completeness of this information. Some data are also based on the Parsley’s good faith estimates, which are derived from its review of internal sources as well as the third-party sources described above.
Oil & Gas Reserves
This presentation provides disclosure of the Parsley’s proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions (using unweighted average 12-month first day of the month prices), operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation.
In this presentation, proved reserves attributable to Parsley as of 12/31/14 are estimated utilizing SEC reserve recognition standards and pricing assumptions based on SEC pricing of $91.48 / bbl crude, $4.35 / mmbtu gas, and adjusted realized pricing of $85.99 / bbl crude, $35.27 / bbl NGL, and $4.281 / mcf residue gas. References to our estimated proved reserves as of 12/31/14 are derived from our proved reserve report (the “NSAI Report”) prepared by Netherland, Sewell & Associates, Inc. (“NSAI”). PV-10 would be $717 million if based on internal estimates at realized pricing of NYMEX strip prices on 1/29/2015.
We may use the term “expected ultimate recoveries” (“EURs”) or other descriptions of volumes of reserves, which terms include quantities of oil and gas that may not meet the SEC’s definitions of proved, probable and possible reserves, and which the SEC's guidelines strictly prohibit Parsley from including in filings with the SEC.  Unless otherwise stated in this presentation, such estimates have been prepared internally by our engineers and management without review by independent engineers. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized, particularly in areas or zones where there has been limited or no drilling history.
We include these estimates to demonstrate what we believe to be the potential for future drilling and production by the company. Actual locations drilled and quantities that may be ultimately recovered from our properties will differ substantially. In addition, we have made no commitment to drill all of the drilling locations. Ultimate recoveries will be dependent upon numerous factors including actual encountered geological conditions, the impact of future oil and gas pricing, exploration and development costs, and our future drilling decisions and budgets based upon our future evaluation of risk, returns and the availability of capital and, in many areas, the outcome of negotiation of drilling arrangements with holders of adjacent or fractional interest leases. Our estimates may change significantly as development of our properties provide additional data and therefore actual quantities that may ultimately be recovered will likely differ from these estimates. Our related expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells, the undertaking and outcome of future drilling activity and activity that may be affected by significant commodity price declines or drilling cost increases.

Parsley Acreage
Midland Basin
Central Basin Platform
Delaware Basin
N
0 5 10
Miles
GAINES
DAWSON
BORDEN
SCURRY
TIER 1
ACREAGE
CORE
ACREAGE
ANDREWS
MARTIN
HOWARD
MITCHELL
GLASSCOCK
WINKLER
ECTOR
MIDLAND
STERLING
WARD
CRANE
REAGAN
UPTON
IRION
REEVES
PECOS
OZONA ARCH

PARSLEY ENERGY

Surface Effective (6)
Midland Basin Core 49,504 221,604
Midland Basin Tier 1 30,131 149,204
Midland Basin Other 26,474 ----------
Total Midland Basin 106,109 370,808
S. Delaware Basin 30,238 ----------
Total Permian Basin 136,347 370,808
Parsley Energy Overview
NYSE Symbol: PE
Market Cap: $2,484 MM (1)
Net Debt:  $395 MM (2)
Enterprise Value: $2,879 MM (3)
Pro Forma Net Acreage
(5)
Market Snapshot Premier Acreage Position
Investment Highlights
4Q14 Production: 18.2 MBoe/d
Proved Reserves: 91 MMBoe (4)
Horizontal well productivity among best in Midland Basin
Compelling well economics even with depressed oil prices
Recent acquisitions enhance premier asset base, now with 1,800+
horizontal drilling locations in the heart of Midland Basin
Disciplined capital allocation optimizes returns and financial strength, while also providing significant growth
Value upside from downspacing, de-risking of additional formations, and promising S. Delaware exploratory program
(1) Based on 2/5/2015 closing price and pro forma for common stock offering priced 2/6/2015  (2) As of 12/31/2014 pro forma for
$224 MM of net proceeds from common stock offering priced 2/6/2015  (3) Based on market cap as of 2/5/2015 and net debt as of
12/31/2014, both pro forma for common stock offering priced 2/6/2015. (4) Per NSAI 12/31/14 reserve report. (5) As of end of 4Q14 pro forma for acquisitions. (6) Includes the following intervals: Spraberry, Wolfcamp A, B, and C, Cline, and Atoka.
Production and Reserves
•
Liquids:  77%
•
Proved Developed:  51%
•
Midland Basin Core:  85%
— Peak 30-day IP per 1,000’ of 197 Boe/d in Core acreage
— 690 MBoe EUR type curve indicates 20% ROR at NYMEX strip
pricing; 20% cost reductions would increase ROR to more than 30%
— Actual production has meaningfully exceeded the front end of the type curve, enhancing returns
— Efficient 2015 spending plan, with estimated production up 30% Y/Y to 18.0-19.0 MBoe/d on estimated capex of $225-250 MM
— Ample pro forma liquidity of $519 MM at end of 4Q14 based on committed portion ($365 MM) of $562 MM borrowing base (2)
— Significantly hedged, with 94% and 126% of estimated 2015 oil production hedged in 2015 and 2016, respectively

2015 Capital Program – Flexible and Efficient
Efficient spending plan with Y/Y average and exit to exit
production growth on sharply reduced capital budget
Estimated capex of $225-$250 million, representing less than
50% of 2014 capital expenditures
Expect to average 3 horizontal rigs in 2015
— Shape of activity to reflect anticipated uplift in returns driven by lower service costs
2 horizontal rigs on average in 1H15
4 horizontal rigs on average in 2H15
— Expect to complete 30-35 gross horizontal wells with
average working interest of 90%+
— High-grading drilling program, with approximately 85% of
capex targeted for Core acreage and approximately 80-
90% of planned wells targeting the Wolfcamp B formation
To hold acreage, plan to operate 1 vertical rig on an as-needed basis
— Expect to complete 18-22 gross vertical wells with
average working interest of 90%+
Able to ramp up or slow down as macro and cost environment
warrant
— Current plan generates significant momentum heading
into 2016
Estimated 2015 Capex Mix 2015 Capital Program Overview
10% Vt. 75% Hz.
Drilling &
Completion
~85%
Facilities &
Other
~15%
Midland
Basin Core
~85%
Midland
Basin Tier I
~15%
Capital Discipline
Horizontal Drilling Program
Vertical Drilling Program
Flexibility

Efficient Production Growth with Improving Margins
Estimated production between 18.0 and 19.0 MBoe/d, up from 14.2 MBoe/d in 2014
30% Y/Y production growth at midpoint of guidance range
After weather-related disruptions in January, production back to pre-storm level
—
Most recent 7-day average production greater than 20 MBoe/d (1/23/15 – 1/29/15)
Relatively shallow decline rate from legacy vertical production and robust productivity from new horizontal wells supports production growth profile in 2015 and beyond
Mix shift toward oil
Estimated Y/Y Production Growth Estimated 2015 Production Mix
2015 Production Profile
0
4
8
12
16
20
2014 2015E
0%
20%
40%
60%
80%
100%
2014 2015E
Oil Gas NGL

Highly Productive Horizontal Wells

Months 1 2 3 4 5 6 7 8 9 10 11 12
Well Count
in PE Average
20 18 14 12 9 6 5 4 3 2 1 0
0
200
400
600
800
1,000
1,200
1,400
1,600
PE Average Horizontal Well Production (1)
690 MBoe EUR Type Curve (2)
10% EUR Increase: 760 MBoe
20% EUR Increase: 830 MBoe
(1) Normalized to 7,000’ stimulated lateral and for downtime of 24 hours or more.
(2) Derived from public well data as of 10/14; see slide 21 for additional information.

60%
50%
40%
30%
20%
10%
ROR
Current D&C Cost: $7.2 MM
10% Cost Savings: $6.5 MM
20% Cost Savings: $5.8 MM
$40
$50
$60
Realized Oil Price per Bbl

60%
50%
40%
30%
20%
10%
ROR
Current D&C Cost: $7.2 MM
10% Cost Savings: $6.5 MM
20% Cost Savings: $5.8 MM
$40
$50
$60
Realized Oil Price per Bbl

60%
50%
40%
30%
20%
10%
ROR
Current D&C Cost: $7.2 MM
10% Cost Savings: $6.5 MM
20% Cost Savings: $5.8 MM
$40
$50
$60
Realized Oil Price per Bbl

PARSLEY ENERGY

Attractive Well Economics Become More Compelling with Service Cost
Declines and EUR Improvement
690 MBoe EUR Type Curve
Rate of Return Sensitivity to D&C Costs
Type Well Assumption
10% EUR Increase:  760 MBoe
Rate of Return Sensitivity to D&C Costs
20% EUR Increase:  830 MBoe
Rate of Return Sensitivity to D&C Costs

Pricing
Oil: $49.03 - $66.13
Gas: $2.81 - $3.82
NGL: 40% of Oil Price
Lateral Length
D&C Cost
LOE
— Gas: $3.50
— NGL: 40% of Oil Price
— Varies with Sensitivity
— 7,000’ stimulated interval
—
100% WI
—
75% NRI
Strip Pricing (1/29/2015)
$5.8 MM - $7.2MM
—
$7,500 / Month Fixed
—
$2.00 / BO / Month
Variable
Interest

MIDLAND
GLASSCOCK
CORE ACREAGE
TIER 1 ACREAGE
REAGAN
UPTON

GAINES
DAWSON
BORDEN
TIER 1 ACREAGE
CORE ACREAGE
ANDREWS
MARTIN
HOWARD
GLASSCOCK
MIDLAND
ECTOR
REAGAN
UPTON
Parsley Acreage
Midland Basin
Central Basin Platform
Horizontal Focus Area
Acquired Acreage
0 5 10 Miles

PARSLEY ENERGY

Bolt-on Acquisitions Enhance Premier Asset Base
Transaction Summary Midland Basin Position and Acquisition
Closed on 8,450 net acres, primarily in Reagan County, for $139 million
Bolt-on assets in heart of Horizontal Focus Area
Based on offset results, anticipate attractive well economics on acquired properties even at depressed commodity prices
100% operated, 73% HBP, with 75% NRI and average working interest of 91%
Full rights to Wolfcamp and below across acquired acreage
Adds 199 net horizontal locations to drilling inventory
(191 Core; 8 Tier 1) (1)
Average stimulated lateral length of approximately 6,300’
Core: approximately 6,400’
Tier 1: approximately 4,500’
Adds 410 net vertical locations to drilling inventory
(1) Acquired location count assumes recently approved 330’ offset from lease line and 660’ between well spacing.

Parsley Acreage
Midland Basin
Central Basin Platform
Horizontal Focus Area
Acquired Acreage
N
0 15 30
1. Miles
0 5 10
2. Miles
GAINES
DAWSON
BORDEN
TIER 1 ACREAGE
ANDREWS
CORE ACREAGE
MARTIN
HOWARD
GLASSCOCK
ECTOR
MIDLAND
CRANE
REAGAN
UPTON
1.
MIDLAND
GLASSCOCK
CORE ACREAGE
TIER 1 ACREAGE
REAGAN
UPTON
2.

Acquired Properties Surrounded by Strong Wells
(1) Liquids % based on the period for which the 30-day IP is presented.

Horizontal well productivity
among best in Midland Basin
Lower drilling costs in Tier 1
enhance returns
Stimulated Number of Peak 24-hr IP Peak 30-day IP Peak 30-day IP
Number Well Name County Well Zone Lateral Length Stages (Boe/d) (Boe/d) per 1,000' Lateral % Liquids
(1)
Core
1 Dusek 45-1HB Upton Wolfcamp B 9,061 39 2,044 1,592 176 92
2 Shackelford 7-1HB Upton Wolfcamp B 4,571 21 1,441 796 174 91
3 Dusek 44-1HB Upton Wolfcamp B 4,697 22 1,569 1,063 226 91
4 Shackelford 7-2HB Upton Wolfcamp B 4,874 21 1,134 878 180 89
5 Skaggs 8-2HB Upton Wolfcamp B 4,799 22 1,351 992 207 92
7 Elwood 16-21-1HB Upton Wolfcamp B 7,645 37 1,750 1,525 199 92
9 Mary 18-1HB Upton Wolfcamp B 4,681 24 1,399 992 212 92
10 JRS Farms 24BC-1HB Upton Wolfcamp B 4,637 25 1,255 974 210 92
13 Dusek 44-1HA Upton Wolfcamp A 4,968 25 1,269 921 185 90
Average 197 91
Tier 1
6 Char Hughes 1HB Reagan Wolfcamp B 5,785 28 1,262 891 154 92
8 Char Hughes 2HB Reagan Wolfcamp B 5,879 29 1,036 879 150 91
11 Tucker 166-1HB Reagan Wolfcamp B 4,515 25 1,312 956 212 88
12 Tucker 166-2HB Reagan Wolfcamp B 4,489 27 1,023 804 179 89
Average 174 90

Strong Liquidity Position Enhances Flexibility
Strong balance sheet to fund drilling plan through 2016,
with $519 million of pro forma liquidity based on
committed portion of borrowing base
— Pro forma cash of $154 million as of December 31,
2014
— Undrawn borrowing base of $562 million with a
current commitment of $365 million
Estimated 2015 development capex of $225-$250
million
Plenty of room to accelerate heading into 2016
Favorable maturity schedule, with 7.5% senior notes not
due until 2022
Pro Forma Liquidity
(1)
Favorable Debt Maturity Schedule
($ millions)
First lien borrowing base
$562
Committed portion of borrowing base $365
Pro Forma Cash
154
Total liquidity
$519
(2)
7.50% Senior Notes
$0
$400
$600
2014 2015 2016 2017 2018 2019 2020 2021 2022
Senior Credit Facility - Borrowing Base
$562
$550
$200
Note: Revolver and cash balances as of 12/31/14.
(1) Pro forma for $224 million net proceeds from common stock offering priced 2/6/2015; assumes all proceeds used to pay down first lien revolver.
(2) Parsley has chosen to limit the lenders’ aggregate commitment to $365 million.

Capturing Hedge Value
Capture unrealized value of hedge position in depressed oil price environment while retaining upside exposure to improving oil prices
Focused on 2H15 and 2016 given the possibility of additional near-
term downside in the oil market
Turned unrealized gains into $49 million of cash net of the cost of entering new contracts with lower strike prices
Total barrels hedged unchanged:
— 94% and 126% of estimated 2015 oil production hedged in
2015 and 2016, respectively
Original long put
Original short put
New long put
New short put
Strategy Benefits
Illustration of Rolled Position

$49 million of
realized value
(with additional
upside potential)
$40
$50
$60
$70
$80
$90
Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16
Original position New position
Parsley monetized a portion of its hedge value by “rolling” future positions to lower put spreads

Oil Hedge Position
Oil Positions
(1) When NYMEX price is above call price, PE receives call price. When NYMEX price is between put price and call price, PE receives NYMEX price. When NYMEX price is between the put price and the short put price, PE receives put price. When NYMEX price is below the short put price, PE receives NYMEX price plus the difference between the short put price and put price.
1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17
Put Spreads (Bbl/day) 5,222 6,264 7,826 10,272 10,989 12,198 14,185 15,326
Put Price ($/Bbl) $77.29 $77.76 $66.35 $55.00 $55.00 $55.00 $60.17 $59.79
Short Put Price ($/Bbl) $57.77 $58.16 $50.10 $40.00 $40.00 $40.00 $45.17 $44.79
4,000 3,462 3,424 2,120 2,418 1,648 3,333 3,297
Call Price ($/Bbl) $113.75 $112.86 $112.86 $114.62 $116.82 $120.00 $115.00 $115.00
Put Price ($/Bbl) $84.03 $83.10 $83.10 $85.00 $85.00 $85.00 $80.00 $80.00
Short Put Price ($/Bbl) $62.22 $65.00 $65.00 $65.00 $65.00 $65.00 $60.00 $60.00
Total barrels per day hedged 9,222 9,725 11,250 12,391 13,407 13,846 14,185 15,326 3,333 3,297
-
-
-
-
-
-
-
-
-
-
-
-
-
-
Three Way Collars (1) (Bbl/day)
$80.21
$79.66
$71.45
$60.13
$60.41
$58.57
$60.17
$59.79
$80.00 $80.00
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Q3-16 Q4-16 Q1-17 Q2-17
Bbls/d Hedged Weighted Average Long Put Price

Gas Hedge Position
Natural Gas Positions
(1) When NYMEX price is above call price, PE receives call price. When NYMEX price is between put price and call price, PE receives NYMEX price. When NYMEX price is between the put price and the short put price, PE receives put price. When NYMEX price is below the short put price, PE receives NYMEX price plus the difference between the short put price and put price.
1Q15 2Q15 3Q15 4Q15
Three Way Collars
(1)
(MMBtu/day) 10,000     9,890      9,783      9,783
Call Price ($/MMBtu) $5.25 $5.25 $5.25 $5.25
Put Price ($/MMBtu) $4.50 $4.50 $4.50 $4.50
Short Put Price ($/MMBtu) $3.75 $3.75 $3.75 $3.75
Total MMbtu per day hedged 10,000     9,890      9,783      9,783
$4.50 $4.50 $4.50 $4.50
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
0
2,000
4,000
6,000
8,000
10,000
12,000
Q1-15 Q2-15 Q3-15 Q4-15
MMBtu/d Weighted Average Long Put Price

Substantial Reserve Growth
Reserve summary, as of 12/31/14, prepared by Netherland, Sewell & Associates, Inc. (“NSAI”)
Drillbit F&D of $19.68/Boe (1)
Reserves up 66% Y/Y
PDP up 126% Y/Y
PV-10 up 79% Y/Y
Net Proved Reserves Proved Reserves Allocation 1P PV-10
Oil (Mbbls) Nat Gas (Mmcf) NGL (Mbbls) Total (Mboe) PV-10 ($MM)
(2)
PDP 23,368 64,829 11,370 45,543 $928
PDNP 179 655 121 409 $7
PUD 24,070 58,161 11,176 44,939 $379
Total Proved 47,617 123,645 22,667 90,891 $1,314
PDP
50%
PDNP
1%
PUD
49%
Liquids
77%
Gas
23%
PDP
71%
PDNP
0%
PUD
29%
(1) Drillbit F&D is defined as expected 2014 development capital cost divided by the sum of extensions and discoveries and revisions of previous estimates. Revisions of previous estimates include negative
     14 MMBoe of reserves associated with reduced vertical well activity over next five years, and 0.3 MMBoe of pricing revisions.
(2) As of 12/31/14; based on SEC pricing of $91.48 / bbl crude, $4.35 / mmbtu gas, and adjusted realized pricing of $85.99 / bbl crude, $35.27 / bbl NGL, and $4.281 / mcf residue gas. PV-10 of the
      Company’s total proved reserves would be $717 million if based on internal estimates at realized pricing of NYMEX strip prices on 1/29/2015.

REEVES
WARD
PECOS
A
A'
Parsley Acreage
Delaware Basin
Central Basin Platform
Line of Section
Outline of 3D Seismic Shoot
Parsley Exploratory Wells
0
5
10
Miles
N

17-1
27-1
47-1
Bone Spring
Wolfcamp
Pennsylvanian
Barnett
Mississippian Lime
Woodford

Promising Southern Delaware Exploration Program
Parsley’s acreage position in the Coyanosa sub-basin, within the Southern Delaware
Basin, has Pennsylvanian-aged rocks in the oil window
Stacked pay potential from Bone Spring down through the Woodford
3 vertical well exploratory program
W
E
Drilling Testing
Testing
6,000’
7,000’
8,000’
9,000’
10,000’
11,000’
12,000’
16,000’
13,000’
14,000’
15,000’
1 mile
A’ A
Trees Ranch Cross Section
52 Square Mile Proprietary 3D Seismic Data Shoot
Wolfcamp Structure Map
TD early due to
excess
pressure
27-1 – Successful Penn oil test – producing from Wolfcamp/Penn; future tests in Bone Spring
47-1 – Wolfcamp/Penn test at facility constrained rates of 350+ Bo/d and 650+
Mcf/d; successful Woodford oil test; future tests in Bone Spring
17-1 – TD’d in Mississippian.
No drilling locations have been booked in the area
Proprietary 3D seismic survey confirms limited geohazards across majority of acreage position

Appendix

GAINES
DAWSON
BORDEN
TIER 1 ACREAGE
CORE ACREAGE
ANDREWS
MARTIN
HOWARD
GLASSCOCK
MIDLAND
ECTOR
REAGAN
UPTON
Parsley Acreage
Midland Basin
Central Basin Platform
Horizontal Focus Area
Acquired Acreage
0 5 10
Miles

PARSLEY ENERGY

Premier Acreage Position
Of Parsley’s 49,000+ net acres in the Core area,
approximately 98% are located in the Company’s Horizontal
Focus Area
Strong well results from Parsley and others throughout the
Horizontal Focus Area
Net Surface Acreage
Core Tier 1 Total
49,504 30,131 79,634
Net Effective Acreage
Core Tier 1 Total
Lower Spraberry 14,603 16,553 31,156
Wolfcamp A 34,550 26,604 61,154
Wolfcamp B 37,022 26,604 63,626
Wolfcamp C 37,188 26,604 63,792
Cline 49,147 26,604 75,751
Atoka 49,095 26,235 75,329
(1) As of end 4Q14 pro forma for closed acquisitions.
Midland Basin Acreage Map
Midland Basin Pro Forma Acreage
(1)
Acreage Highlights
Total 221,604 149,204 370,808

GAINES
DAWSON
BORDEN
TIER 1 ACREAGE
CORE ACREAGE
ANDREWS
MARTIN
HOWARD
GLASSCOCK
MIDLAND
ECTOR
REAGAN
UPTON
Parsley Acreage
Midland Basin
Central Basin Platform
Horizontal Focus Area
Acquired Acreage
0 5 10
Miles

PARSLEY ENERGY

Substantial Drilling Inventory
100% of Parsley’s Core area horizontal locations are located in the
Company’s Horizontal Focus Area
Potential upside from down-spacing:
Net Horizontal Undrilled Locations
Core
(2)
Tier 1
(3)
Total
(4)
Lower Spraberry 63 89 152
Wolfcamp A 175 121 296
Wolfcamp B 182 117 299
Wolfcamp C 197 123 320
Cline 228 118 346
Atoka 300 108 408
Midland Basin Drilling Inventory
Midland Basin Pro Forma Drilling Inventory
(1)
Total 1,145 676 1,821
Inventory Highlights
No horizontal locations attributed to Midland Basin Other or Southern
Delaware acreage
Current location count based on
870’
spacing
(6 wells/section/zone), except 199 recently acquired locations based on 330’
lease line offset and 660’
between well spacing
Net Vertical
Drilling
Locations
2,180 913 3,093
Additional upside with wells permitted
330’
from lease line
Downspaced development plan accommodates up to 15
wells/section/zone
(1) As of end 4Q14 pro forma for acquisitions.
(2) Average Core stimulated lateral length - 5,560 ft.
(3) Average Tier 1 stimulated lateral length - 4,930 ft.
(4) Average Core and Tier 1 stimulated lateral length - 5,326 ft.

Disclaimer
The Horizontal Type Curve was prepared by Parsley’s internal reserve engineers by conducting a decline curve analysis of third party production data submitted to the Texas Rail Road Commission for 106 horizontal wells drilled since 2011 in Reagan, Upton and Midland counties. The Horizontal Type Curve is not based on Parsley production data and has not been reviewed by Parsley’s independent reserve engineers. The Horizontal Type Curve is subject to numerous limitations and may not be representative of the type curves or ultimate recoveries achievable on Parsley’s Midland Basin horizontal drilling inventory. For example:
Investors are cautioned not to place undue reliance on the Horizontal Type Curve. Parsley’s actual production results and ultimate recoveries are likely to differ substantially.
Of the 106 wells utilized by Parsley in the decline curve analysis, 30 are located in Upton County, 5 in Midland County and 71 in Reagan
County. To date, Parsley has drilled 20 horizontal wells (1 in Midland County, 12 in Upton County, 6 in Reagan County and 1 in Irion
County) and the majority of Parsley’s horizontal drilling locations are in Upton and Reagan Counties, where there is even more limited third party production data. Parsley cannot make assurances that the type curves or ultimate recoveries for horizontal wells in these locations will be consistent with the Horizontal Type Curve.
The drilling and completion techniques (such as frac design, sand concentration, lateral length and orientation) for the 106 wells used to calculate the Horizontal Type Curve are unknown, and may differ significantly from the completion techniques used by Parsley, which could cause the results from Parsley’s horizontal drilling to vary materially from the production and ultimate recoveries implied by the Horizontal Type Curve.
For periods for which insufficient production data is available, Parsley estimated the decline rates by utilizing a b-factor of 1.3. The actual decline rates may vary significantly from the b-factor utilized in Parsley’s estimates. The ultimate recoveries implied by the
Horizontal type Curve may be overstated if the average decline rate on Parsley’s horizontal wells is greater than the rate implied by the b-factor utilized in Parsley’s analysis.
The historical production data used in the decline curve analysis is limited, with only 106 of the wells having production data. The decline curve analysis may yield different results as more wells are drilled and additional production data is gathered. In particular,
Parsley’s estimated decline rates for periods of longer than one year are based on limited or no data and are therefore based on significant assumptions and estimates.